Consolidated Statements of Operations (USD $)	3 Months Ended
	Sep. 30, 2013	Sep. 30, 2012
Revenue
Mobile	$ 74,095	$ 26,644
Software	11,022	66,818
Software maintenance and consulting	210,908	306,278
Total revenue	296,025	399,740
Operating expenses
Cost of revenue	46,729	32,939
Selling, general and administrative	297,592	355,080
Research and development	161,279	135,457
Total operating expenses	505,600	523,476
Income (loss) from operations	(209,575)	(123,736)
Other income (expense):
Other expense	(481)	(503)
Interest income , net	8,621	23,495
Total other income	8,140	22,992
Income (loss) before income taxes	(201,435)	(100,744)
Income tax benefit	$ 89,197	$ 14,890
Net income	$ (112,238)	$ (88,854)
Basic and diluted income per share	$ (0.001)	$ (0.001)
Weighted average number of shares outstanding	135,460,867	134,541,796